SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               FORM 8-K

                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): February 21, 2002




                     BANYAN STRATEGIC REALTY TRUST
        ------------------------------------------------------
        (Exact name of Registrant as specified in its charter)




  Massachusetts                 0-15465             36-3375345
------------------         ----------------       ----------------
(State of or other         (Commission File       (I.R.S. Employer
 jurisdiction of                Number)            Identification
 incorporation)                                       Number)




2625 Butterfield Road, Suite 101 N
Oak Brook, Illinois                                     60523
----------------------------------------              ----------
(Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code  (630)218-7250





This document consists of 3 pages.

Exhibit index is located on page 2.











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ITEM 5.    OTHER INFORMATION

     On February 21, 2002, the Trust issued a Press Release announcing that it has signed a contract to sell its 6901 Riverport Drive for a gross purchase price of $6.05 million. The Trust also announced that it has been notified by Nasdaq that because the Trust's shares of beneficial interest have traded below the minimum of $1.00 per share for the last thirty consecutive trading days, the Trust now faces delisting if the bid price of the Trust's shares of beneficial interest does not close at $1.00 per share for ten or more consecutive trading days between now and May 15, 2002. A copy of press release is attached hereto as exhibit (99.2) and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)   Financial Statements.  Not applicable.

     (b)   Pro Forma Financial Information.  Not applicable.

     (c)   Exhibits

           EXHIBIT NUMBER         DESCRIPTION

           Exhibit (99.2)         Press Release dated February 21, 2002












































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


                              SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: February 22, 2002           BANYAN STRATEGIC REALTY TRUST
                                       (Registrant)




                                  By:  /S/ JOEL L. TEGLIA
                                       -------------------------
                                       Joel L. Teglia
                                       Executive Vice President,
                                       Chief Financial and
                                       Accounting Officer















































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